         As filed with the Securities and Exchange Commission on August 10, 2007
                                               Securities Act File No. 333-57793
                               Investment Company Act of 1940 File No. 811-08839

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 23 [X]

                                       And

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 25 [X]

                              SPDR(R) SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                               One Lincoln Street
                           Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (866) 787-2257

                              Ryan M. Louvar, Esq.
                       State Street Bank and Trust Company
                             One Lincoln Street/LCC6
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                   Copies to:
                              W. John McGuire, Esq.
                          Morgan, Lewis and Bockius LLP
                           1111 Pennsylvania Ave., NW
                              Washington, DC 20004

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to Rule 485, paragraph (b)

[ ]  on _________________ pursuant to Rule 485, paragraph (b)

[X]  60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(1)

[ ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                   PROSPECTUS

                  SPDR(R) Lehman California Municipal Bond ETF

                   SPDR(R) Lehman New York Municipal Bond ETF

                  SPDR(R) Lehman Short Term Municipal Bond ETF

                                  _______, 2007

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                TABLE OF CONTENTS

OVERVIEW OF THE FUNDS....................................................    4
   Who Should Invest?....................................................    4
   Principal Strategies of the Funds.....................................    4
   SPDR(R) Lehman California Municipal Bond ETF..........................    5
   SPDR(R) Lehman New York Municipal Bond ETF............................    5
   SPDR(R) Lehman Short Term Municipal Bond ETF..........................    5
PRINCIPAL RISKS..........................................................    7
PERFORMANCE BAR CHART AND TABLE..........................................    9
FEES AND EXPENSES........................................................   10
   Example...............................................................   11
CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES................   11
ADDITIONAL INDEX INFORMATION.............................................   12
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER CONSIDERATIONS.........   14
   Additional Investment Strategies......................................   14
   Additional Risks......................................................   14
   Other Considerations..................................................   15
MANAGEMENT...............................................................   15
INDEX LICENSES/DISCLAIMERS...............................................   16
DETERMINATION OF NET ASSET VALUE.........................................   16
BUYING AND SELLING THE FUNDS.............................................   17
PURCHASE AND REDEMPTION OF CREATION UNITS................................   17
DISTRIBUTIONS............................................................   19
PORTFOLIO HOLDINGS.......................................................   19
TAX MATTERS..............................................................   19
GENERAL INFORMATION......................................................   21
FINANCIAL HIGHLIGHTS.....................................................   21
WHERE TO LEARN MORE ABOUT THE FUNDS......................................   22

                              OVERVIEW OF THE FUNDS

     The investment portfolios offered by this Prospectus (each is referred to as a "Fund" and collectively, the "Funds") are series of a registered investment company (the "Trust") and are set forth below:

     -    SPDR(R) Lehman California Municipal Bond ETF

     -    SPDR(R) Lehman New York Municipal Bond ETF

     -    SPDR(R) Lehman Short Term Municipal Bond ETF

     Each Fund, using an "indexing" investment approach, seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of a market index (each, an "Index"). For more information regarding each Index, please refer to the "Additional Index Information" section of this Prospectus. SSgA Funds Management, Inc. (the "Adviser") serves as investment adviser to the Funds.

     The shares of the Funds (the "Shares") are listed on the American Stock Exchange (the "Exchange"). The Shares trade on the Exchange at market prices that may differ to some degree from the Shares' net asset values. Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a "Creation Unit," generally in exchange for cash or for in-kind securities, as the case may be. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

                               WHO SHOULD INVEST?

     Each Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of municipal fixed income securities as represented in each Fund's Index. Each Fund intends to pay income that is exempt from Federal income taxes.

     A Fund may be suitable for long term investment in the market or sector represented in the Index. Shares of a Fund may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds, which are only bought and sold at closing net asset values, each Fund's Shares are listed on the Exchange and trade in a secondary market on an intraday basis and can be created and redeemed at each day's next calculated net asset value.

                        PRINCIPAL STRATEGIES OF THE FUNDS

     The Adviser seeks a correlation of 0.95 or better between each Fund's performance and the performance of its Index; however, a number of factors may affect a Fund's ability to achieve a high correlation with its Index, including the degree to which a Fund utilizes a sampling methodology (as described below). There can be no guarantee that a Fund will achieve a high degree of correlation. A correlation of 1.00 would represent perfect correlation.

     The Adviser will utilize a sampling methodology in seeking to achieve each Fund's investment objective. Sampling means that the Adviser uses quantitative analysis to select municipal bonds and other securities that represent a sample of securities in the Index that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other characteristics. The quantity of holdings in a Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects a Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve a Fund's investment objective.

     In addition, from time to time, securities are added to or removed from an Index. A Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

     Each Fund will normally invest at least 80% of its total assets in fixed income securities that comprise its benchmark Index. Each Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy or its underlying Index. Each Fund may also invest its other assets in securities not included in its benchmark Index, but which the Adviser believes will help a Fund track the Index, as well as in certain futures, options, swap contracts, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including affiliated money market funds). Each Fund will generally concentrate its investments in a particular industry or sector to approximately the same extent that its benchmark Index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. Each Fund is non-diversified and, as a result, may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund.

     Each Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. This percentage limitation applies at the time of investment. The Board of Trustees of the Trust may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated.

                  SPDR(R) LEHMAN CALIFORNIA MUNICIPAL BOND ETF
                                (SYMBOL: [_____])

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the California municipal bond market and provides income that is exempt from Federal and California state income taxes. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Managed Money Municipal California Index (the "Index"). The Index tracks publicly traded California municipal bonds that cover the U.S. dollar denominated California tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. As of [__________], there were approximately [_____] issues included in the Index.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX RISK; MARKET RISK; SAMPLING INDEX TRACKING RISK; NON-DIVERSIFIED RISK; INCOME RISK; INTEREST RATE RISK; ISSUER RISK; CALIFORNIA STATE-SPECIFIC RISK; CREDIT RISK; CALL RISK; CONCENTRATION RISK; LIQUIDITY RISK; INFLATION RISK; TAX RISK; MANAGEMENT RISK; POLITICAL RISK, OTHER MUNICIPAL SECURITIES RISK; AND DERIVATIVES RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                   SPDR(R) LEHMAN NEW YORK MUNICIPAL BOND ETF
                                (SYMBOL: [_____])

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the New York municipal bond market and provides income that is exempt from Federal and New York state income taxes. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Managed Money Municipal New York Index (the "Index"). The Index tracks publicly traded New York municipal bonds that cover the U.S. dollar denominated New York tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. As of [__________], there were approximately [_____] issues included in the Index.

The Fund is subject to the following risks, as described under "Principal Risks": INDEX RISK; MARKET RISK; SAMPLING INDEX TRACKING RISK; NON-DIVERSIFIED RISK; INCOME RISK; INTEREST RATE RISK; ISSUER RISK; NEW YORK STATE-SPECIFIC RISK; CREDIT RISK; CALL RISK; CONCENTRATION RISK; LIQUIDITY RISK; INFLATION RISK; TAX RISK; MANAGEMENT RISK; POLITICAL RISK, OTHER MUNICIPAL SECURITIES RISK; AND DERIVATIVES RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                  SPDR(R) LEHMAN SHORT TERM MUNICIPAL BOND ETF
                                (SYMBOL: [_____])

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term tax exempt municipal bond market and provides income that is exempt from Federal income taxes. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Short Managed Money Municipal Index (the "Index"). The Index tracks publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. As of [__________], there were approximately [_____] issues included in the Index.

The Fund is subject to the following risks, as described under "Principal Risks": INDEX RISK; MARKET RISK; SAMPLING INDEX TRACKING RISK; NON-DIVERSIFIED RISK; INCOME RISK; INTEREST RATE RISK; ISSUER RISK; CREDIT RISK; CALL RISK; CONCENTRATION RISK; LIQUIDITY RISK; INFLATION RISK; TAX RISK; MANAGEMENT RISK; POLITICAL RISK, OTHER MUNICIPAL SECURITIES RISK; AND DERIVATIVES RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                                 PRINCIPAL RISKS

     THE FUNDS' SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. THE FUNDS MAY NOT ACHIEVE THEIR OBJECTIVES. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     INDEX RISK (All Funds): Unlike many investment companies, each Fund is not actively "managed." Therefore, a Fund would not sell a fixed income security because the security's issuer was in financial trouble unless that security is removed from the relevant Index. A Fund may not perform as well as its benchmark Index due to tracking error.

     MARKET RISK (All Funds): An investment in a Fund involves risks similar to those of investing in any fund of fixed income securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the relevant Index. The values of fixed income securities could decline generally or could underperform other investments. Different types of fixed income securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

     SAMPLING INDEX TRACKING RISK (All Funds): Each Fund's return may not match the return of the Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index, and incurs costs in buying and selling securities, especially when rebalancing a Fund's securities holdings to reflect changes in the composition of its Index, or representative sample of its Index. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since each Fund may utilize a sampling approach and may hold futures or other derivative positions, its return may not correlate as well with the return on its Index, as would be the case if a Fund purchased all of the fixed income securities in the Index.

     NON-DIVERSIFIED RISK (All Funds): Each Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund, the performance of that issuer can have a substantial impact on a Fund's share price. Each Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.

     INTEREST RATE RISK (All Funds): The value of each Fund's investments may decline when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

     ISSUER RISK (All Funds): There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities.

     CALIFORNIA STATE-SPECIFIC RISK (SPDR Lehman California Municipal Bond ETF):
Because the SPDR Lehman California Municipal Bond ETF invests a substantial portion of its assets in California municipal securities, the Fund with have greater exposure to negative political, economic and statutory factors within the State of California than a Fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

     NEW YORK STATE-SPECIFIC RISK (SPDR Lehman New York Municipal Bond ETF):
Because the SPDR Lehman New York Municipal Bond ETF invests a substantial portion of its assets in New York municipal securities, the Fund with have greater exposure to negative political, economic and statutory factors within the State of New York than a Fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by such Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

     CREDIT RISK (All Funds): The Fund could lose money if the municipality is unable to meet its principal obligations in a timely manner, or that negative perceptions of the municipality's ability to make such payments will cause the price of the bond to decline. The Fund will be subject to more credit risk than funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities.

     CALL RISK (All Funds): Each Fund may invest in callable bonds, and such municipalities "call" or repay securities with higher coupon or interest rates before the security's maturity date. If interest rates are falling, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

     CONCENTRATION RISK (All Funds): Each Fund may concentrate in a particular state or geographic area, or in a particular industry, group of industries or sector and it may be adversely affected by the performance of those bonds and its shares may be subject to increased price volatility. In addition, if a Fund concentrates in a single industry, group of industries or type of investment, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry, group of industries or type of investment.

     LIQUIDITY RISK (All Funds): Liquidity risk exists when particular investments are difficult to purchase or sell. If a Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund to value accurately than securities of public corporations. Since each Fund invests a significant portion of its portfolio in municipal securities, each Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

     INFLATION RISK (All Funds): Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's assets can decline, as can the value of a Fund's distributions.

     TAX RISK (All Funds): There is no guarantee that a Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. See discussion of Other Municipal Risks below regarding certain state tax treatment of municipal bonds to be decided by the United States Supreme Court.

     MANAGEMENT RISK (All Funds): Because each Fund may not fully replicate its Index and may hold less than the total number of fixed income securities in its Index, each Fund is subject to management risk. This is the risk that the Adviser's security selection process, which is subject to a number of constraints, may not produce the intended results.

     POLITICAL RISK (All Funds): This risk is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

     OTHER MUNICIPAL SECURITIES RISKS (All Funds): Prices of municipal securities may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities. In addition, the value of a municipal bond and the advantage of owning an ETF investing in municipal bonds, in part, is dependent on the fact that interest payments from the bonds (and exempt-interest dividends paid by the ETF) generally are not taxed by the state where the bonds are issued. In May 2007, the United States Supreme Court agreed to hear a case that challenges whether it is permissible for a state to tax interest payments from bonds issued by out-of-state municipal entities while exempting from tax interest payments from bonds issued by the state itself or other in-state municipalities. It is not known what the Supreme Court will decide nor when the Supreme Court will render an opinion. However, if the court finds that differential treatment of interest income from in-state and out-of-state bonds is impermissible, the value of bonds held by the Fund could decline and the tax advantage of owning an ETF investing in municipal bonds could be diminished.

     DERIVATIVES RISK (All Funds): A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

                                   PERFORMANCE
                               BAR CHART AND TABLE

     Each Fund is new and has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Funds have completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in each Fund by showing the variability of a Fund's returns based on net assets and comparing each Fund's performance to its Index, which is a broad-based securities index.

                                FEES AND EXPENSES

     The following tables describe the estimated fees and expenses that you may pay if you buy and hold Shares of the Funds(1)

                                                              SPDR                               SPDR
                                                             LEHMAN             SPDR         LEHMAN SHORT
                                                           CALIFORNIA     LEHMAN NEW YORK   TERM MUNICIPAL
                                                         MUNICIPAL BOND    MUNICIPAL BOND        BOND
                                                             ETF(5)            ETF(5)           ETF(5)
                                                         --------------   ---------------   --------------
SHAREHOLDER FEES
(fees paid directly from your investment, but see
   "Creation and Redemption of Creation Units" for a
   discussion of Creation and Redemption Transaction
   Fees) .............................................        0.00%            0.00%             0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund's assets)(2)
   Management Fees ...................................       [0.__]%          [0.__]%           [0.__]%
   Distribution and Service (12b-1) Fees(3) ..........        0.00%            0.00%             0.00%
   Other Expenses(4) .................................       [0.00]%          [0.00]%           [0.00]%
                                                             -----            -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES .................       [0.__]%          [0.__]%           [0.__]%

----------
(1) You will incur customary brokerage commissions when buying and selling shares of the Funds.

(2)  Expressed as a percentage of average daily net assets.

(3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board of Trustees has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.

(4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%).

(5) Each Fund has not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses each Fund expects to incur for the fiscal year ending June 30, 2008.

                                     EXAMPLE

     This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. The Funds sell and redeem Shares in Creation Units. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.

                                                 1      3
                                               YEAR   YEARS
                                               ----   -----
                                                ($)    ($)
SPDR Lehman California Municipal Bond ETF...
SPDR Lehman New York Municipal Bond ETF.....
SPDR Lehman Short Term Municipal Bond ETF...

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

Each Fund issues and redeems shares at net asset value only in large blocks of [_____] shares or other aggregations thereof called Creation Units. Generally, only institutions or large investors purchase or redeem Creation Units. A standard transaction fee is charged to each creation or redemption of Creation Units as set forth in the table later in this Prospectus under "Purchase and Redemption of Creation Units". The fee is a single charge and will be the same regardless of the number of Creation Units created or redeemed on the same day. Investors who hold Creation Units will also pay the annual Fund operation expenses described in the tables above.

                          ADDITIONAL INDEX INFORMATION

Lehman Brothers Managed Money Municipal California Index

          Description. The Index is a rules-based, market-value weighted index comprised of publicly traded California municipal bonds that cover the U.S. dollar denominated tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. All bonds in the index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's Investor Service, Inc., Standard & Poor's and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each index security must be issued by authorities in California, have an outstanding par value of at least $7 million and be issued as part of transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one or more years. No issuer may consistute more than 10% of the index. Bonds subject to Federal alternative minimum tax (AMT), hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index.

          Maintenance. The composition of the index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the index without a reinvestment return until month end when it is removed from the index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the index in the following month. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The index is calculated once a day and is available from major data vendors.

Lehman Brothers Managed Money Municipal New York Index

          Description. The Index is a rules-based, market-value weighted index comprised of publicly traded New York municipal bonds that cover the U.S. dollar denominated tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. All bonds in the index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's Investor Service, Inc., Standard & Poor's and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each index security must be issued by authorities in New York, have an outstanding par value of at least $7 million and be issued as part of transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one or more years. No issuer may consistute more than 10% of the index. Bonds subject to Federal alternative minimum tax (AMT), hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index.

          Maintenance. The composition of the index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the index without a reinvestment return until month end when it is removed from the index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the index in the following month. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The index is calculated once a day and is available from major data vendors.

Lehman Brothers Short Managed Money Municipal Index

          Description. The Index is a rules-based, market-value weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short term tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. All bonds in the index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's Investor Service, Inc., Standard & Poor's and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each index security must have an outstanding par value of at least $7 million and be issued as part of transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one to five years. No issuer may consistute more than 10% of the index. Bonds subject to Federal alternative minimum tax (AMT), hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index.

          Maintenance. The composition of the index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the index without a reinvestment return until month end when it is removed from the index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the index in the following month. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The index is calculated once a day and is available from major data vendors.

                   ADDITIONAL INVESTMENT STRATEGIES, RISKS AND
                              OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Each Fund may invest its remaining assets in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act")); convertible securities; variable rate demand notes; tax exempt commercial paper; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index) and options and futures contracts. Options, futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its benchmark Index and in managing cash flows. Each Fund will not take temporary defensive positions. The Adviser anticipates that, under normal circumstances, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of each Fund.

     Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. Each Fund may lend securities from its holdings via a securities lending program to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive cash collateral for each loaned security which is marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Such loans may be terminated at any time by the Fund.

                                ADDITIONAL RISKS

     Trading Issues. Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of the Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in each Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the applicable Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly for such Fund's net asset value.

     Lending of Securities. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by such Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it may invest.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received exemptive relief from Section 4(3) of the Securities Act. Dealers who are not underwriters are exempt from the prospectus delivery obligations, subject to certain terms and conditions which have been set forth in a SEC exemptive order issued to the Trust.

                              OTHER CONSIDERATIONS

     Distribution and Service Plan. Each Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act pursuant to which payments of up to 0.25% of average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made for at least the next twelve (12) months of operation. Because these fees would be paid out of a Fund's assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Funds and, subject to the supervision of the Board of Trustees, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. The Adviser, part of State Street Bank and Trust Company ("State Street") and other affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of [_____], the Adviser managed approximately $[_____] billion in assets. As of [_____], SSgA managed approximately $[_____] trillion in assets, including approximately $[_____] billion in fixed income index funds. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to the Funds under the Investment Advisory Agreement, each Fund expects to pay the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below.

SPDR Lehman California Municipal Bond ETF...   _____%
SPDR Lehman New York Municipal Bond ETF.....   _____%
SPDR Lehman Short Term Municipal Bond ETF...   _____%

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

     A discussion regarding the Board of Trustees' consideration of the Investment Advisory Agreement will be provided in the Trust's Semi-Annual Report to Shareholders for the period ended December 31, 2007.

     Portfolio Managers. [TO COME]

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information ("SAI").

     Administrator, Custodian and Transfer Agent. State Street is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

     Lending Agent. State Street or a third party agent may act as a lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. State Street Global Markets, LLC is the Distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                           INDEX LICENSES/DISCLAIMERS

LEHMAN BROTHERS INDICES

     The Adviser ("Licensee") acknowledges and expressly agrees that the Lehman ETFs ("Products" or "ETF") are not sponsored, endorsed, sold or promoted by Lehman Brothers ("Licensor"), and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefore, or any data included therein or relating thereto, in connection with the trading of any ETF based thereon or for any other purpose. Licensor's only relationship to the Licensee with respect to the Products is the licensing of certain trademarks and trade names of Licensor and the Licensor Indices that are determined, composed and calculated by Licensor without regard to Licensee or the Products. Licensor has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Licensor Indices. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Products. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Products.

     LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDICES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON'S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management and distribution fees, if any, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Funds' custodian and determined each business day, normally at the close of regular trading of the New York Stock Exchange ("NYSE"), ordinarily 4:00 p.m., New York time ("Closing Time"). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

     The value of each Fund's portfolio securities is based on the securities' last sale price on local markets when available. U.S. fixed income securities may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association ("SIFMA") announces an early closing time. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees (the "Board") believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

     Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by its Index. This may result in a difference between a Fund's performance and the performance of its Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                          BUYING AND SELLING THE FUNDS

     The Shares are listed for secondary trading on the Exchange. If you buy or sell Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily net asset value of the Shares. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

     The Funds issue Shares and redeem Shares only in Creation Units ([_____] Shares per Creation Unit) at net asset value on a continuous basis only on a day the Exchange, NYSE, and the SIFMA are open for business. The Exchange, NYSE and SIFMA are open Monday through Friday and closed on weekends and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the SIFMA is closed on Veterans Day and Columbus Day.

     Each Fund imposes no restrictions on the frequency of purchases and redemptions. The Trustees evaluated the risks of market timing activities by the Trust's shareholders when they considered that no restriction or policy was necessary. The Trustees considered that, unlike traditional mutual funds, each Fund generally issues and redeems its shares at net asset value per share in exchange for cash representing the market-to-market value of a basket of securities intended to represent the Funds' portfolio, and the Funds' shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Trustees determined that it is unlikely that (a) market timing would be attempted by the Funds' shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders.

     Investors such as market-makers, large investors and institutions may wish to deal in Creation Units directly with the Funds. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Units" in the SAI.

     Creation. Creation Units of each Fund generally will be sold for cash only, calculated based on the Fund's NAV per Share, multiplied by the number of Shares comprising a Creation Unit, plus a fixed transaction fee, as discussed below. Alternatively, in very rare instances and at a Fund's discretion, an investor may deposit a designated amount of in-kind securities that is intended to represent the value of a basket of the municipal securities included in the Fund's Index (the "Deposit Securities") plus an additional cash payment referred to as the "Cash Component." The corresponding cash value, and a list of the names and the number of shares of the Deposit Securities is made available by the Custodian through the facilities of the National Securities Clearing Corporation ("NSCC") immediately prior to the opening of business on the Exchange. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. To purchase a Creation Unit with cash, an investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

     Orders to create or redeem must be placed in proper form by or through an Authorized Participant that has entered into a Participant Agreement. The Distributor maintains a list of the names of Participants that have signed a Participant Agreement.

     The Participant Agreement sets forth the time(s) associated with order placement and other terms and conditions associated with placing an order. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. The price of each Creation Unit will equal the aggregate daily net asset value per Share, plus the transaction fees described later in this Prospectus and, if applicable, any transfer taxes. Purchasers of Shares in Creation Units are responsible for payment of the costs of transferring the securities to a Fund.

     At a Fund's discretion, an Authorized Participant may deliver in-kind municipal securities in lieu of the cash value representing one or more Deposit Securities. Each Fund intends to comply with the federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities. This means that Deposit Securities and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

     Shares may be issued in advance of receipt of Deposit Securities or cash representing such Deposit Securities, as the case may be, subject to various conditions set forth in the Participant Agreement, including a requirement to maintain on deposit with the Trust cash at least equal to the specified percentage, as set forth in the Participant Agreement, of the market value of the missing Deposit Securities, if applicable. See "Purchase and Redemption of Creation Units" in the SAI.

     Redemption. The Custodian makes available immediately prior to the opening of business on the Exchange, through the facilities of the NSCC, the corresponding cash value, the list of the names and the number of shares of the Funds' portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Redeeming Creation Unit holders will generally receive in-kind Fund Securities upon redemption, plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed as next determined after receipt by the Transfer Agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable transaction fee and, if applicable, any transfer taxes. Should Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment to the applicable Fund equal to the differential will be required to be arranged for by, or on behalf of, the redeeming shareholder by the DTC Participant, as the case may be. For more detail, see "Creation and Redemption of Creation Units" in the SAI.

     Orders to redeem Creation Units of a Fund may only be effected by or through a DTC Participant at the time(s) and in accordance with the other terms and conditions set forth in the Participant Agreement. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

     At a Fund's discretion, an Authorized Participant may receive the corresponding cash value of the municipal securities in lieu of the in-kind securities representing one or more Fund Securities. Alternatively, at a Fund's discretion, redemptions of a Fund may be exchanged for cash only, based on the Fund's NAV per Share, minus a fixed transaction fee, as noted below.

Creation and Redemption Transaction Fees:

                                               TRANSACTION
FUND                                               FEE*
----                                           -----------
SPDR Lehman California Municipal Bond ETF...      $____
SPDR Lehman New York Municipal Bond ETF.....      $____
SPDR Lehman Short Term Municipal Bond ETF...      $____

----------
* From time to time, any Fund may waive all or a portion of its applicable transaction fee. An additional charge of up to three (3) times the transaction fee may be charged to the extent that cash is used in lieu of securities to purchase Creation Units and to the extent redemptions are for cash.

                                  DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which you purchased Shares makes such option available.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each of the Fund's portfolio securities is available in the SAI.

                                   TAX MATTERS

     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds.

     Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

     -    Each Fund makes distributions,

     -    You sell Shares listed on the Exchange, and

     -    You create or redeem Creation Units

     Taxes on Distributions. Dividends paid by a Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Each Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. Federal income taxes. Dividends paid by a Fund will be exempt from Federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Depending on a shareholder's state of residence, exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

     Distributions from a Fund's net investment income (other than qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to Federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     The extent to which a Fund redeems Creation Units in cash may result in more capital gains being recognized by the Fund as compared to exchange traded funds that redeem Creation Units in-kind.

     If you lend your Fund shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax adviser.

     Exempt-interest dividends from a Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

     Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Market Discount. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accured market discount.

     Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, a Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Under recently enacted legislation, each Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. Each Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     Backup Withholding. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withhold on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

                               GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the SPDR Series Trust beyond the limits set forth in
Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.

     Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. [__________] serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                              FINANCIAL HIGHLIGHTS

     The Funds had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.

                       WHERE TO LEARN MORE ABOUT THE FUNDS

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. An SAI and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Funds' last fiscal year. The Statement of Additional information is incorporated herein by reference (i.e., is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at www.SPDRETFS.com or by calling the following number:

                      Investor Information: 1-866-787-2257

     The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SECs Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's Web site (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

             THE TRUST'S INVESTMENT COMPANY ACT NUMBER IS 811-08839.

                       SPDR(R) SERIES TRUST (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

                            Dated [__________], 2007

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus for each of the Trust's series portfolios listed below dated [__________], 2007 (the "Prospectus"), as it may be revised from time to time:

SPDR(R) LEHMAN 1-3 MONTH T-BILL ETF
SPDR(R) LEHMAN SHORT TERM MUNICIPAL BOND ETF
SPDR(R) LEHMAN INTERMEDIATE TERM TREASURY ETF
SPDR(R) LEHMAN LONG TERM TREASURY ETF
SPDR(R) BARCLAYS CAPITAL TIPS ETF
SPDR(R) LEHMAN CALIFORNIA MUNICIPAL BOND ETF
SPDR(R) LEHMAN NEW YORK MUNICIPAL BOND ETF
SPDR(R) LEHMAN LONG TERM CORPORATE BOND ETF
SPDR(R) LEHMAN AGGREGATE BOND ETF

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to State Street Global Markets, LLC, the Trust's principal underwriter (referred to herein as "Distributor" or "Principal Underwriter"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE SECURITIES DESCRIBED HEREIN MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE IN WHICH THE OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL.


SPDRFISAI                              1

TABLE OF CONTENTS

General Description of the Trust...........................................    3
Investment Policies and Restrictions.......................................    3
Special Considerations and Risks...........................................   15
Exchange Listing and Trading...............................................   18
Management of the Trust....................................................   18
Brokerage Transactions.....................................................   27
Book Entry Only System.....................................................   28
Purchase and Redemption of Creation Units..................................   30
Determination of Net Asset Value...........................................   34
Dividends and Distributions................................................   34
Taxes......................................................................   35
Capital Stock and Shareholder Reports......................................   38
Counsel and Independent Registered Public Accounting Firm..................   39
Proxy Voting Polices and Procedures........................................   40

                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. As of [__________], 2007, the Trust consists of forty-[_____] ([_____]) investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on June 12, 1998. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act") and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). The shares of each Fund are referred to herein as "Shares." The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specified market index (each an "Index"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

Each Fund (except the SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF and SPDR Lehman New York Municipal Bond ETF) offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit")(1) generally in exchange for a basket of fixed income securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF and SPDR Lehman New York Municipal Bond ETF generally offer and issue Shares in exchange only for a cash payment equal in value to the Deposit Securities ("Deposit Cash") together with the Cash Component, as described in more detail below. The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on the American Stock Exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of [______] Shares.

With respect to the SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF and SPDR Lehman New York Municipal Bond ETF, the Trust offers generally only a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements), however, the Trust also reserves the right to offer a "cash" option for creations and redemptions of Shares of other Funds, although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See "PURCHASE AND REDEMPTION OF CREATION UNITS." In each instance of such cash creations or redemptions, the Trust may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions.

The SPDR Lehman 1-3 Month T-Bill ETF, SPDR Lehman Intermediate Term Treasury ETF and SPDR Lehman Long Term Treasury ETF may sometimes be collectively referred to herein as the "Treasury ETFs." The SPDR Barclays Capital TIPS ETF may sometimes be referred to herein as the "TIPS ETF." The Long Term Corporate Bond ETF may sometimes be collectively referred to herein as the "Corporate Bond ETF." The SPDR Lehman Aggregate Bond ETF may sometimes be referred to herein as the "Aggregate Bond ETF." The SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF and SPDR Lehman New York Municipal Bond ETF may sometimes be referred to herein as the "Municipal Bond ETFs."

INVESTMENT POLICIES AND RESTRICTIONS

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. This means that each Fund may invest a greater portion of its assets in the securities of a single issuer. The securities of a particular issuer may constitute a greater portion of an Index of a Fund and therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse affect on the Fund's performance or subject the Fund's shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to

----------
(1) Except that under the "Dividend Reinvestment Service" described herein, however, shares may be created in less than a Creation Unit and upon termination of a Fund, shares may be redeemed in less than a Creation Unit.

shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

CONCENTRATION

In addition, some of the Funds may concentrate their investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

BONDS

Each Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

In addition, the Corporate Bond ETF invests almost exclusively in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

U.S. GOVERNMENT OBLIGATIONS

The Treasury ETFs and TIPS ETF invest almost exclusively in various types of U.S. Government obligations. The Aggregate Bond ETF invests a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC) and Federal Home Loan Bank (i.e., FHLB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

MUNICIPAL SECURITIES

General. The Municipal Bond ETFs will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Municipal Bond ETFs may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Bond ETF would hold the longer-term security, which could experience substantially more volatility.

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Municipal Bond ETFs to value accurately than securities of public corporations. Since the Municipal Bond ETFs invest a significant portion of their portfolios in municipal securities, a Municipal Bond ETF's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Municipal Bond ETF's municipal securities in the same manner.

In January 2006, the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that the state's exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions unlawfully discriminates against interstate commerce. After the Kentucky Supreme Court declined to review the decision, Kentucky officials petitioned the United States Supreme Court to review the Davis decision, and the request was granted by the Court on May 24, 2007. A decision in the Davis case is anticipated sometime during the next term of the United States Suprememe Court, which commences on October 1, 2007. If the United States Supreme Court were to affirm the Davis decision, the tax treatment of state and local government bonds of other states also may be held to be unconstitutional. A determination that the tax-exempt treatment of state and local government bonds unlawfully discriminates against interstate commerce could cause interest on such tax-exempt obligations held by the Municipal Bond ETFs to become taxable and the market value of such obligations to decline, which, in turn, may negatively affect the value of a Municipal Bond ETF's shares.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Municipal Bond ETF's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate a Municipal Bond ETF's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond ETFs. In addition, see discussion of Davis v. Department of Revenue, above.

INFLATION-PROTECTED OBLIGATIONS

The TIPS ETF invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

MORTGAGE PASS-THROUGH SECURITIES

The Aggregate Bond ETF may invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Aggregate Bond ETF seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

The Aggregate Bond ETF intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES

The Aggregate Bond ETF may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees who administer the lending program for one or more Funds in accordance with guidelines approved by the Fund's Board of Trustees. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company ("State Street"), an affiliate of the Trust, has received an order of exemption from the Securities and Exchange Commission ("SEC") under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions;
(iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(R) Investors Service ("Moody's") or "A-1" by Standard & Poor's(R) ("S&P"), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The Corporate Bond ETF and Aggregate Bond ETF each may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements. Each Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or CFTC regulation or interpretation.

FUTURES CONTRACTS AND OPTIONS

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

The Funds are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options' trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Index components or a subset of the components. The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

SWAP AGREEMENTS

Each Fund may enter into swap agreements, including interest rate, index, total return, and swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap (CDS), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where the Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.

RATINGS.

An investment-grade rating means the security or issuer is rated investment-grade by Moody's, S&P, Fitch Inc. ("Fitch"), Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the applicable Funds, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

CONSIDERATIONS REGARDING INVESTMENT IN CALIFORNIA MUNICIPAL SECURITIES

The Municipal Bond ETFs, and in particular the SPDR Lehman California Municipal Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California municipal obligations. The information is derived from sources that are generally available to investors, including information promulgated by the State's Department of Finance, the State's Treasurer's Office, and the Legislative Analyst's Office. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Trust, and the Trust assumes no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Municipal Bond ETF may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

Certain tax-exempt securities in which the Municipal Bond ETFs may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

With a gross state product of over $1.7 trillion in 2006, California's economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California's economy is diverse, with no industry sector accounting for more than one-quarter of the State's output. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of a nationwide economic slowdown starting in 2001, the high technology sector of the State's economy entered a cyclical downturn from which it only recently emerged.

A series of reports after the start of the 2001-02 Fiscal Year indicated that both the national and the State economies entered a recession starting in 2001. In California, the impact was particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2001 exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. Since the latter half of 2003, however, California's economy has been improving. The California Legislative Analyst's Office ("CLAO") predicts continuing modest economic growth for the near future. Both the U.S. and California experienced continued economic expansion with modest inflation in 2006. The slowing of the pace of economic growth during 2006 reflected a sharp decline in real estate activity and is predicted to continue into 2007, impacted by the ongoing housing market issues. However, the CLAO expects economic growth to accelerate in 2008 as the sector stabilizes. In August 2006, non-farm payroll employment rose above 15 million for the first time. However, during the first quarter of 2007, the pace of non-farm job growth had slowed from a 2.1% year-over-year pace in the first quarter 2006 to 1.8%, attributed to slowdowns in the construction, retail and finance sectors. The State has projected a 1.3% growth rate for 2007 and 1.5% for 2008. The State's unemployment rate increased from a relatively stable 4.8% over 2006 and into 2007 to 5.1% in April 2007, the largest one month increase since 2001. According to the State, personal income grew by an estimated 6.1% in 2006 but slower growth is expected over the next three years, at 5.3% in 2007, 5.5% in 2008 and 5.8% in 2009. Total revenues for the State of California in 2006-07 are expected to be $95.7 billion.

California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which is likely to continue as energy prices continue to rise. California's difficulties with energy supplies could pose serious risks to the State's economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. Former Governor Gray Davis directed the Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Power Supply Program was also implemented under legislation enacted in 2001 (the "Power Supply Act") and by orders of the California Public Utilities Commission ("CPUC"). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

Under the Power Supply Act, the DWR has the sole authority to determine and present to the CPUC its revenue requirements, although they must be just and reasonable. The CPUC is required to set electric rates at a level sufficient to meet the DWR's revenue requirements, which include the cost of debt service and the cost of the State's power purchaser program. Effective January 1, 2003, the DWR no longer purchases power, except power provided under the terms of its existing contracts. However, the DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. The severity and long-term impact of energy supply problems on the State's economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California's economy. Governor Arnold Schwarzenegger has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds ("ERBs") to finance the State's negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized "Fiscal Recovery Bonds."

The repayment of the ERBs are secured by a pledge of revenues from an increase in the State's share of the sales and use tax of 0.25% starting July 1, 2004, which are deposited in the Fiscal Recovery Fund. Local governments' shares of the sales and use tax are expected to decrease by a commensurate amount. These new sales and use tax rates will automatically revert to previous levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State's Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of March 1, 2007, California had outstanding approximately $50 billion in long-term general obligation bonds, of which approximately $39 billion were payable primarily from the State's General Fund, and approximately $10.9 were payable from other revenue sources (including approximately $9 billion of ERBs). In addition, the State had approximately $7.7 billion General Fund supported lease purchase obligations outstanding as of March 1, 2007. Governor Schwarzenegger's 2007-08 budget proposes $1.6 billion in prepayments of the outstanding ERBs. This would bring the total set aside to repay these ERBs to $7.4 billion in the four years since the bonds were issued. As a result, the Department of Finance projects that these ERBs will be fully retired in August of 2009, which is 14 years ahead of schedule.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 requires the State to contribute to a special reserve of 1% of revenues in 2006-07, 2% in 2007-08, and 3% in subsequent years. This special reserve will be used to repay the ERBs and provide a "rainy-day" fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

In November 2004, voters approved Proposition 60A, which dedicates proceeds from the sale of surplus property purchased with General Fund monies to payment of principal and interest on ERBs approved in March 2004 by Proposition 57. This will likely accelerate repayment, by a few months, of these bonds.

In response to the Governor's proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, which were all approved by the voters at the November 2006 general election. Proposition 84, authorizing approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities, was also approved by the voters.

As of May 24, 2007, California's general obligation bonds were assigned ratings of A1, A+, and A+ by Moody's, S&P and Fitch, respectively. Moody's upgraded California's rating in May 2006, citing the State's strong economy and increased tax revenues. Moody's also increased its ratings outlook from stable to positive. S&P increased its rating in May 2006 as well. S&P cited strong economic growth and a surge in revenue as the reasons behind its ratings increase. Fitch upgraded California's rating in June 2006 citing continuing economic recovery, strong revenue performance and continued progress in reducing fiscal imbalances as the reasons behind its rating increase. The agencies continue to monitor the state's budget deliberations closely to determine whether or not to alter the current ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

CONSIDERATIONS REGARDING INVESTMENT IN NEW YORK MUNICIPAL SECURITIES

The Municipal Bond ETFs, and in particular the SPDR Lehman New York Municipal Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Trust and the Trust assumes no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. Prior to September 11, the nation's and the State's economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of September 11 produced material budgetary pressures including increased budget gaps for New York City and reductions to the State surpluses.

New York State has historically been one of the wealthiest states in the nation, maintaining the third largest economy in the United States behind California and Texas. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. In addition, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation. However, the New York State economy has emerged from recession and, in September 2006, the State's economic expansion entered its fourth year, with employment, personal income, and wages all experiencing growth. The momentum of the State's expansion appears to have peaked, however, and forecasts for the near future predict more moderate rates of economic growth. New York State employment growth is expected to drop slightly to 0.7 % in 2007 and 2008 from estimated growth of 0.8% in 2006. Personal income is expected to grow 5.6% in 2007 compared to 6.8% in 2006.

Relative to other states, New York State has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, the State's political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.

On February 12, 2004, the Office of the State Deputy Comptroller issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s. New York City ended FY 2004 with a substantial budget surplus that continued into 2005 and ended FY 2005 with a surplus of $3.5 billion. The City ended FY 2006 with a record surplus of $3.8 billion and has realized unanticipated resources of $8.9 billion for FY 2007 and FY 2008. Continued strength in the real estate market and Wall Street profits have combined to produce a projected surplus of $4.4 billion for FY 2007, in addition to more than $1.2 billion set aside to retire debt, resulting in a net benefit of $5.6 billion during FY 2007. These unanticipated revenues closed the projected budget gap for FY 2007 and reduced the gap for FY 2009 by 66 percent. However, the Mayor's Financial Plan currently anticipates an economic slowdown beginning later in 2007, with a projected decline in Wall Street profits of 60 percent over the next two years.

Governor Elliot Spitzer's 2007-08 Budget of $120.6 billion represents an increase of $7.9 billion, or 6.3%, over the 2006-07 fiscal year. The Governor's 2007-08 Budget continues to generate sizable out-year gaps. After closing a structural gap in 2007-08 of $1.6 billion with the use of 2005-06 surplus dollars and various spending and revenue actions, the State will continue to face persistent structural imbalance through 2010-11, totaling $13 billion. The Governor's budget relies on non-recurring resources totaling $1.9 billion. The Office of the State Comptroller holds that the utilization of non-recurring resources for ongoing expenses without commensurate spending reductions will continue to cause considerable pressure on the State's financial plan and is a contributing factor in the State's recurring structural deficit. According to the State Comptroller, the Governor's 2007-08 Budget continues to rely on funding State priorities with debt. New York currently has the fifth highest per capita debt ratio and debt as a percentage of personal income in the country. It is projected that outstanding State-funded debt will increase to $64.7 billion by the end of 2011-12, representing a 27% increase from 2006- 07.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. Although the Governor's Budget for FY 2007-2008 is ostensibly balanced, it still contains several financial risks. These risks include the possibility of additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. The Office of the State Comptroller reports that the State is facing a three-year General Fund budget gap of $14.5 billion: $3.1 billion in 2008-09,

$4.8 billion in 2009-10 and $6.6 billion in 2010-11. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities.

Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

As of November 16, 2006, Moody's, S&P and Fitch had given New York State's general obligation bonds ratings of Aa3, AA, AA-, respectively. In May 2007, Fitch raised its rating outlook from stable to positive for the State, citing steady economic growth and revenue performance. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Over the long term, New York State and New York City may face potential economic problems. The economic outlook for New York City continues to be generally favorable but decreases, especially in consumer spending, could pose a threat to those forecasts. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets as well as by shifts upward or downward in the State's real estate market.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in the Prospectus under the heading "PRINCIPAL RISKS." The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of fixed income securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in fixed income securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the fixed income securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Fixed income securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Although most of the securities in the Indexes are listed on a securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts, when available, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TAX RISKS

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in the applicable Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of any Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

2. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant Index for creation of Creation Units);

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings as set forth above in restriction 2. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

4. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

6. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

7. Sell securities short;

8. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, indexes and options on such futures contracts and make margin deposits in connection with such contracts;

9. With respect to the SPDR Lehman Short Term Municipal Bond ETF and SPDR Lehman Municipal Bond ETF, invest, under normal circumstances, less than 80% of their assets in investments the income of which is exempt from federal income tax;

10. With respect to the SPDR Lehman California Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both Federal income tax and California income tax; or

11. With respect to the SPDR Lehman New York Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both Federal income tax and New York income tax.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board of Trustees without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by each Fund in accordance with its views; or

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

3. Under normal circumstances, invest less than 80% of its total assets in fixed income securities that comprise its relevant Index. With respect to the Aggregate Bond ETF, TBA transactions are included within this 80% investment policy. Prior to any change in a Fund's 80% investment policy, such Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING THE FUNDS." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Index or portfolio of securities on which such Fund is based is no longer calculated or available; (3) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees, one of whom is considered to be an "interested person" (as defined in the 1940 Act) of the Trust.

                              TRUSTEES AND OFFICERS

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                TERM OF            PRINCIPAL          IN FUND
                                              OFFICE AND         OCCUPATION(S)        COMPLEX             OTHER
NAME, ADDRESS                 POSITION(S)      LENGTH OF          DURING PAST        OVERSEEN         DIRECTORSHIPS
AND DATE OF BIRTH              WITH FUNDS     TIME SERVED           5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-----------------             -----------   --------------   --------------------   ----------   ----------------------
INDEPENDENT TRUSTEES
DAVID M. KELLY                Independent   Unlimited        Retired.                  [___]     Chicago Stock Exchange
c/o SPDR Series Trust         Trustee       Elected:                                             (Public Governor/
State Street Financial                      September 2000                                       Director); Penson
Center                                                                                           Worldwide Inc.
One Lincoln Street                                                                               (Director); Custodial
Boston, MA 02111-2900                                                                            Trust Co. (Director);
10/10/38                                                                                         SPDR Index Shares Funds
                                                                                                 (Trustee).

FRANK NESVET                  Independent   Unlimited        Chief Executive           [___]     SPDR Index Shares
c/o SPDR Series Trust         Trustee,      Elected:         Officer, Libra                      Funds, (Trustee); The
State Street Financial        Chairman      September 2000   Group, Inc.                         Massachusetts Health &
Center                                                       (1998-present)(a                    Education Tax Exempt
One Lincoln Street                                           financial services                  Trust (Trustee).
Boston, MA 02111-2900                                        consulting company).
9/24/43

HELEN F. PETERS               Independent   Unlimited        Professor of              [___]     Tradeware Global
c/o SPDR Series Trust         Trustee,      Elected:         Finance, Carroll                    (Director); BJ's
State Street Financial        Chair of      September 2000   School of                           Wholesale Clubs
Center                        Audit                          Management,                         (Director); SPDR Index
One Lincoln Street            Committee                      Boston College                      Shares Funds (Trustee).
Boston, MA 02111-2900                                        (2003-present);
3/22/48                                                      Dean, Boston
                                                             College (August
                                                             2000-2003).

INTERESTED TRUSTEE
JAMES E. ROSS*                Interested    Unlimited        President, SSgA           [___]     SPDR Index Shares Funds
SSgA Funds Management, Inc.   Trustee,      Elected          Funds Management,                   (Trustee); Select
State Street Financial        President     President:       Inc. (2005-present);                Sector SPDR Trust
Center                                      May 2005,        Principal, SSgA                     (Trustee); State Street
One Lincoln Street                          elected          Funds Management,                   Master Funds (Trustee);
Boston, MA 02111                            Trustee:         Inc. (2001-present);                and State Street
6/24/65                                     November 2005    Senior Managing                     Institutional
                                                             Director, State                     Investment Trust
                                                             Street Global                       (Trustee).
                                                             Advisors
                                                             (2006-present);
                                                             Principal, State
                                                             Street Global
                                                             Advisors
                                                             (2000-2006).

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                TERM OF            PRINCIPAL          IN FUND
                                              OFFICE AND         OCCUPATION(S)        COMPLEX             OTHER
NAME, ADDRESS                 POSITION(S)      LENGTH OF          DURING PAST        OVERSEEN         DIRECTORSHIPS
AND DATE OF BIRTH              WITH FUNDS     TIME SERVED           5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-----------------             -----------   --------------   --------------------   ----------   ----------------------
OFFICERS
MICHAEL P. RILEY               Vice          Unlimited        Principal, State            N/A     N/A
SSgA Funds Management, Inc.    President     Elected:         Street Global
State Street Financial                       February 2005    Advisors (2005 to
Center                                                        present); Assistant
One Lincoln Street                                            Vice President,
Boston, MA 02111                                              State Street Bank
3/22/69                                                       and Trust Company
                                                              (2000-2004).

GARY L. FRENCH                 Treasurer     Unlimited        Senior Vice                 N/A     N/A
State Street Bank and                        Elected:         President,
Trust Company                                May 2005         State Street Bank
One Lincoln Street                                            and Trust Company
Boston, MA 02111                                              (2002-present);
07/04/51                                                      Managing Director,
                                                              Deutsche Bank
                                                              (2001-2002).

* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                               TERM OF            PRINCIPAL           IN FUND
                                              OFFICE AND        OCCUPATION(S)         COMPLEX         OTHER
NAME, ADDRESS                 POSITION(S)     LENGTH OF          DURING PAST         OVERSEEN     DIRECTORSHIPS
AND DATE OF BIRTH              WITH FUNDS    TIME SERVED           5 YEARS          BY TRUSTEE   HELD BY TRUSTEE
-----------------             -----------   -------------   ---------------------   ----------   ---------------
MARY MORAN ZEVEN              Secretary     Unlimited       Senior Vice President   N/A          N/A
State Street Bank and                       Elected:        and Senior Managing
Trust Company                               August 2001     Counsel, State Street
One Lincoln Street                                          Bank and Trust
Boston, MA 02111                                            Company
2/27/61                                                     (2002-present).

RYAN M. LOUVAR                Assistant     Unlimited       Vice President and      N/A          N/A
State Street Bank and Trust   Secretary     Elected:        Counsel, State Street
Company                                     October 2006    Bank and Trust
2 Avenue de Lafayette                                       Company (2005 -
Boston, MA 02111                                            present); Counsel,
2/18/72                                                     BISYS, Inc. (2000-
                                                            2005) (a financial
                                                            services company).

JOHN W. CLARK                 Assistant     Unlimited       Vice President, State   N/A          N/A
State Street Bank and Trust   Treasurer     Elected:        Street Bank & Trust
Company                                     August 2005     Company (2001 -
One Lincoln Street                                          present).
Boston, MA 02111
03/24/67

MATTHEW FLAHERTY              Assistant     Unlimited       Assistant Vice          N/A          N/A
State Street Bank and Trust   Treasurer     Elected:        President, State
Company                                     May 2005        Street Bank and Trust
One Lincoln Street                                          (1994-present).*
Boston, MA 02111
2/19/71

CHAD C. HALLETT               Assistant     Unlimited       Vice President, State   N/A          N/A
State Street Bank and Trust   Treasurer     Elected:        Street Bank and Trust
Company                                     May 2006        Company
One Lincoln Street                                          (2001-Present).*
Boston, MA 02111
1/28/69

PETER A. AMBROSINI            Chief         Unlimited       Senior Principal and    N/A          N/A
SSgA Funds                    Compliance    Elected:        Chief Compliance and
Management, Inc.              Officer       May 2004        Risk Management
State Street Financial                                      Officer, SSgA Funds
Center                                                      Management, Inc.
One Lincoln Street                                          (2001-present).
Boston, MA 02111
12/17/43

*    Served in various capacities during noted time period.

REMUNERATION OF TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries, other than the Chief Compliance Officer, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Independent Trustee an annual fee of $12,000 plus $4,500 per in person meeting attended. An Independent Trustee will receive $500 for each meeting attended via telephone or video conference. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended June 30, 2007.

                                       PENSION OR                    TOTAL
                                       RETIREMENT                COMPENSATION
                                        BENEFITS     ESTIMATED     FROM THE
                                         ACCRUED      ANNUAL       TRUST AND
                         AGGREGATE       AS PART     BENEFITS    FUND COMPLEX
NAME OF                COMPENSATION     OF TRUST       UPON         PAID TO
INDEPENDENT TRUSTEE   FROM THE TRUST    EXPENSES    RETIREMENT     TRUSTEES
-------------------   --------------   ----------   ----------   ------------
David M. Kelly           $[      ]         $[ ]         N/A         $[    ]
Frank Nesvet             $[      ]         $[ ]         N/A         $[    ]
Helen F. Peters          $[      ]         $[ ]         N/A         $[    ]

STANDING COMMITTEES

Audit Committee. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's
independent auditors. The Audit Committee met [     ] times during the fiscal
year ended June 30, 2007.

Trustee Committee. The Board of Trustees has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of
the investors of the Funds. The Trustee Committee met [   ] times during the
fiscal year ended June 30, 2007.

Pricing Committee. The Board of Trustees also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Pricing Committee reports to the Board on a quarterly basis.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2006:


                                                 AGGREGATE DOLLAR RANGE OF
                                                  EQUITY SECURITIES IN ALL
                                                   REGISTERED INVESTMENT
                                                   COMPANIES OVERSEEN BY
                        DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
NAME OF TRUSTEE        SECURITIES IN THE TRUST      INVESTMENT COMPANIES
---------------        -----------------------   -------------------------
INDEPENDENT TRUSTEES
David M. Kelly                   None                       None
Frank Nesvet                     None                       None
Helen F. Peters                  None                       None
INTERESTED TRUSTEE
James Ross                       None                       None

As of December 31, 2006, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser or the Distributor.

CODES OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. (the "Adviser") acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

PORTFOLIO MANAGERS

The Adviser manages the Funds, except for the TIPS ETF, using a team of investment professionals. Key professionals primarily involved in the day-to-day portfolio management for each of the Funds include:

FUND                                    PORTFOLIO MANAGERS
----                                    ------------------
All Funds, except the SPDR Lehman 1-3   Michael Brunell, John Kirby, Elya
Month T-Bill ETF and SPDR Barclays      Schwartzman
Capital TIPS ETF

SPDR Lehman 1-3 Month T-Bill ETF        Todd Bean, Steven Meier, Jeff St. Peters

SPDR Barclays Capital TIPS ETF          David Kobuszewski, James Mauro

SPDR Lehman Short Term Municipal Bond   [TO BE ADDED]
ETF, SPDR Lehman California Municipal
Bond ETF and SPDR Lehman New York
Municipal Bond ETF

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

           OTHER ACCOUNTS MANAGED AS OF MARCH 31, 2007 [TO BE UPDATED]

                    REGISTERED                  POOLED                                                TOTAL
                    INVESTMENT      ASSETS     INVESTMENT     ASSETS                    ASSETS       ASSETS
                      COMPANY      MANAGED      VEHICLE       MANAGED       OTHER      MANAGED       MANAGED
PORTFOLIO MANAGER    ACCOUNTS    (BILLIONS)*    ACCOUNTS    (BILLIONS)*    ACCOUNTS   (BILLIONS)*   (BILLIONS)
-----------------   ----------   -----------   ----------   -----------   --------   -----------   ----------
Michael Brunell          0               0         69         $ 34.90        92        $ 21.80       $ 56.70
John Kirby               0               0         69         $ 34.90        92        $ 21.80       $ 56.70
Elya Schwartzman         0               0         69         $ 34.90        92        $ 21.80       $ 56.70

Todd Bean                9          $89.93         14         $230.91        65        $196.89       $517.73
Steven Meier             9          $89.93         14         $230.91        65        $196.89       $517.73
Jeff St. Peters          9          $89.93         14         $230.91        65        $196.89       $517.73

David Kobuszewski        4          $  0.8         23          $ 5.40        50        $ 12.70       $ 18.90
James Mauro              4          $  0.8         23          $ 5.40        50        $ 12.70       $ 18.90

[TO BE ADDED]

*    There are no performance fees associated with these portfolios.

The dollar range of equity securities beneficially owned by the portfolio managers listed above as of March 31, 2007.

                        DOLLAR RANGE OF EQUITY
PORTFOLIO MANAGER   SECURITIES BENEFICIALLY OWNED
-----------------   -----------------------------
Michael Burnell                  None
John Kirby                       None
Elya Schwartzman                 None

Todd Bean                        None
Steven Meier                     None
Jeff St. Peters                  None

David Kobuszewski                None
James Mauro                      None
[TO BE ADDED]

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Fund. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

State Street, One Lincoln Street, Boston, Massachusetts 02111, also serves as Custodian for the Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Funds' assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses.

State Street also serves as Transfer Agent of the Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Funds for its out-of-pocket expenses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

COMPENSATION. As compensation for its services under the Administrative Services Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund of the Trust, as follows: 0.06% on the first $200 million, 0.04% on the next $200 million, and 0.025% thereafter, calculated on a Trust basis (i.e., the first break point will be calculated by multiplying the number of Funds times $200M). For each Fund, after the first year of operations, a $125,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. The Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "PURCHASE AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Each Fund has adopted a Distribution and Service Plan (a "Plan") pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, each Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of such Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under each Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board of Trustees to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a "related agreement" under the Plan of the relevant Fund. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund's average net assets per annum, the fees paid by a Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use ECNs when appropriate.

The Adviser does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits. Although the Adviser's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

Securities of "Regular Broker-Dealer." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. The Fund's are new and have not engaged in transactions prior to the date of this SAI.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. See "INVESTMENT POLICIES AND STRATEGIES" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING."

DTC acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

CONVEYANCE OF ALL NOTICES, STATEMENTS AND OTHER COMMUNICATIONS TO BENEFICIAL OWNERS IS EFFECTED AS FOLLOWS. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of [_______], 2007, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Funds were as follows [TO BE UPDATED]:

NAME                   ADDRESS                   PERCENTAGE OWNERSHIP
----                   -----------------------   --------------------


As of [_____________], 2007, the other Funds had not yet commenced operations. Therefore, such Funds do not have any shareholders who beneficially own of record 5% or more of the outstanding shares of a Fund.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of certain Funds, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of such Fund(s). Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the applicable Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of [_____________], 2007.

PURCHASE AND REDEMPTION OF CREATION UNITS

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"); or (ii) pursuant to the Dividend Reinvestment Service (as defined below).

A "Business Day" with respect to each Fund (except for the Aggregate Bond ETF and Municipal Bond ETFs) is any day the Exchange and NYSE are open for business. A "Business Day" with respect to the Aggregate Bond ETF and Municipal Bond ETFs is any day the Exchange, NYSE and the Securities Industry and Financial Markets Association ("SIFMA") are open for business. The Exchange, NYSE and SIFMA are open Monday through Friday and closed on weekends and the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the SIFMA is closed on Veterans Day and Columbus Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund (except the Municipal Bond ETFs) generally consists of the in-kind deposit of a designated portfolio of fixed income securities -- the "Deposit Securities" per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund's benchmark index and an amount of cash, the "Cash Component", computed as described below. The consideration for the purchase of a Creation Unit of the Municipal Bond ETFs generally consists of a cash payment equal in value to the Deposit Securities, the "Deposit Cash", together with the Cash Component.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash Component is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant index.

The Trust intends to require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security of the Aggregate Bond ETF that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In addition, the Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security which: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "custom orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be a DTC Participant (see "BOOK ENTRY ONLY SYSTEM") that has the ability to clear through the Federal Reserve System and that has executed an agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and accepted by the Trust, with respect to purchases and redemptions of Creation Units (an "Authorized Participant"). Each Authorized Participant will agree, pursuant to the terms of a Participation Agreement among the Principal Underwriter and the Transfer Agent, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below).

All orders to purchase Shares directly from a Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and the order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

CREATION ORDER. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities) and through DTC (for corporate securities and municipal securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, through DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the Settlement Date. The "Settlement Date" for all Funds (except the SPDR Lehman 1-3 Month T-Bill ETF ("T-Bill ETF") and TIPS
ETF) is generally the third business day after the Order Placement Date and the "Settlement Date" for the T-Bill ETF and TIPS ETF is generally the first business day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 3:00 p.m., Eastern time, on the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by 3:00 p.m., Eastern time, on the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with by 3:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) as additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under "Creation Transaction Fees" will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of any Fund if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasable to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a fixed creation transaction fee regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time. The Funds may adjust the creation transaction fee from time to time based upon actual experience. An additional charge for cash purchases, custom orders, or partial cash purchases for each Fund may be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 am, Eastern time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee as set forth below. Notwithstanding the foregoing, the Trust will substitute a cash-in-lieu amount to replace any Fund Security of the Aggregate Bond ETF that is a TBA transaction. The amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust the redemption transaction fee from time to time based upon actual experience. An additional charge for cash redemptions, custom orders, or partial cash redemptions (when cash redemptions are available) for each Fund may be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. To be eligible to place redemption orders for Creation Units of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and the order form. A redemption request is considered to be in "proper form" if (i) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 3:00 p.m., Eastern time, on the Settlement Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. On days when the Exchange or the bond markets close earlier than normal, the Funds may require orders to redeem Creation Units to be placed earlier in the day. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming beneficial owner by the Settlement Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value", computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of shares of the relevant Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DETERMINATION OF NET ASSET VALUE."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the SIFMA announces an early closing time.

In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board of Trustees from time to time. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust's procedures require the Pricing Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers). In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are declared and paid monthly by each Fund (except for the Municipal Bond ETFs). Dividends from net investment income, if any, are declared and paid annually by the Municipal Bond ETFs. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to create Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Such Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be reported to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be trated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if a Fund holds inflation-indexed bonds (TIPs). Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including state interest, OID, and market discount, if any) otherwise includable in the Fund's income with respect to the bond for the taxable year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, all of its net tax-exempt income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A Fund may derive capital gains and losses in connection with the sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Dividends paid by the Municipal Bond ETFs that are properly designated as exempt-interest dividends will not be subject to regular Federal income tax. Dividends paid by the Municipal Bond ETFs will be exempt from Federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for Federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Depending on a shareholder's state of residence, exempt interest dividends paid by the Municipal Bond ETFs from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond ETFs will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of the Municipal Bond ETFs and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the IRC may require a shareholder in a Municipal Bond ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Bond ETF that unexpectedly represents income derived from certain revenue or private activity bonds held by the Municipal Bond ETF may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financied by such bonds, or a "related person" thereof. If addition, the receipt of dividends and distributions from a Municipal Bond ETF may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholde3r of a Subchapter S corportation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users iwthin the meaning of the IRC or (ii) subject to the federal "branch profits" tax, or the deferal "excess net passive income" tax.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2009.

Gain or loss on the sale or redemption of Shares in each Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investment made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withhold on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

REPORTABLE TRANSACTIONS

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of over forty Funds. Each Fund issues shares of beneficial interest, par value $.01 per Share. The Board of Trustees may designate additional Funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. [_______] serves as the independent registered public accounting firm of the Trust.

APPENDIX A

Proxy Voting Policy                     (SSGA LOGO)
                                        Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.   Generally, FM votes for the following ballot items:

Board of Directors

     - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

     - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

     - Mandates requiring a majority of independent directors on the Board of Directors

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     -    Elimination of cumulative voting

     -    Establishment of confidential voting

Auditors

     - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

     - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     -    Discharge of auditors*

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

     - Approval of financial statements, auditor reports and allocation of income

     -    Requirements that auditors attend the annual meeting of shareholders

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

     - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

     -    Elimination of shareholder rights plans ("poison pill")

     - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

     - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     -    Repeals of various anti-takeover related provisions

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Executive Compensation/Equity Compensation

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     - Expansions to reporting of financial or compensation-related information, within reason

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

     - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     -    Change in Corporation Name

     - Mandates that amendments to bylaws or charters have shareholder approval

Other

     -    Adoption of anti-"greenmail" provisions, provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

     - Establishment of classified boards of directors, unless 80% of the board is independent

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders' Right to Call Special Meetings

     - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

     - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                    (iii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and
                    (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

               - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     -    Adjournment of Meeting to Solicit Additional Votes

     - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     -    Retirement bonuses for non-executive directors and auditors

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Reincorporation in a location which has more stringent anti-takeover and related provisions

     - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of

FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                     PART C
                                OTHER INFORMATION

ITEM 23. Exhibits

(a)(i) First Amended and Restated Declaration of the Trust was filed on September 25, 2000, and is incorporated herein by reference.

(a)(ii) Amendment to the First Amended and Restated Declaration of Trust is filed herewith.

(b) Amended and Restated Bylaws of the Trust dated November 15, 2004 was filed on April 14, 2005 and is incorporated herein by reference.

(c) Global certificates evidencing shares of the Beneficial Interest, $.01 par value, of each Fund were filed on September 25, 2000, and are incorporated herein by reference.

(d)(i) Amended and Restated Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc. was filed on October 28, 2003, and is incorporated herein by reference.

(d)(ii) Amended and Restated Sub-Advisory Agreement between the Trust on behalf of the streetTRACKS(R) Wilshire REIT Index Fund and SSgA Funds Management, Inc. was filed on October 28, 2003, and is incorporated herein by reference.

(d)(iii) Additional Fund Letter adding the SPDR O-Strip ETF to the Trust's Amended and Restated Investment Advisory Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(d)(iv) Additional Fund Letter to the Trust's Amended and Restated Investment Advisory Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(d)(v) Fee Waiver Agreement with respect to the SPDR Dividend ETF was filed on October 28, 2005 and is incorporated herein by reference.

(d)(vi) Additional Fund Letter to the Trust's Amended and Restated Investment Advisory Agreement was filed on January 23, 2006 and is incorporated herein by reference.

(d)(vii) Additional Fund Letter to the Trust's Amended and Restated Investment Advisory Agreement was filed on June 12, 2004, and is incorporated herein by reference.

(d)(viii) Additional Fund Letter adding Nine (9) New Series to the Trust's Amended and Restated Investment Advisory Agreement was filed on May 23, 2007, and is incorporated herein by reference.

(d)(ix) Fee Waiver Agreement with respect to the SPDR Lehman Aggregate Bond ETF was filed on May 23, 2007, and is incorporated herein by reference.

(d)(x) Additional Fund Letter adding Two (2) New Series to the Trust's Amended and Restated Investment Advisory Agreement to be filed by amendment.

(e)(i) Distribution Agreement between the Trust and State Street Capital Markets was filed on September 25, 2000, and is incorporated herein by reference.

(e)(ii) Additional Fund Letter adding the SPDR O-Strip ETF to the Trust's Distribution Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(e)(iii) Additional Fund Letter to the Trust's Distribution Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(e)(iv) Additional Fund Letter to the Trust's Distribution Agreement was filed on January 23, 2006 and is incorporated herein by reference.

(e)(v) Additional Fund Letter to the Trust's Distribution Agreement was filed on June 12, 2004, and is incorporated herein by reference.

(e)(vi) Additional Fund Letter adding Nine (9) New Series to the Trust's Distribution Agreement was filed on May 23, 2007, and is incorporated herein by reference.

(e)(vii) Additional Fund Letter adding Two (2) New Series to the Trust's Distribution Agreement to be filed by amendment.

(f)         Not applicable.

(g)(i) Custodian and Accounting Services Agreement was filed on September 25, 2000 and is incorporated herein by reference.

(g)(ii) Additional Fund Letter adding the SPDR O-Strip ETF to the Trust's Custodian Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(g)(iii) Additional Fund Letter to the Trust's Custodian Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(g)(iv) Amendment to the Custodian Agreement dated October 14, 2005 was filed on October 28, 2005 and is incorporated herein by reference.

(g)(v) Additional Fund Letter to the Trust's Custodian Agreement was filed on January 23, 2006 and is incorporated herein by reference.

(g)(vi) Additional Fund Letter to the Trust's Custodian Agreement was filed on June 12, 2004, and is incorporated herein by reference.

(g)(vii) Additional Fund Letter adding Nine (9) New Series to the Trust's Custodian Agreement was filed on May 23, 2007, and is incorporated herein by reference.

(g)(viii) Additional Fund Letter adding Two (2) New Series to the Trust's Custodian Agreement to be filed by amendment.

(h)(i) Administration Agreement was filed on September 25, 2000, and is incorporated herein by reference.

(h)(ii) Transfer Agency Services Agreement was filed on September 25, 2000, and is incorporated herein by reference.

(h)(iii) Addendum to Transfer Agency Services Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(h)(iv) Form of Participant Agreement was filed on May 23, 2007, and is incorporated herein by reference.

(h)(v) Form of Sales and Investor Services Agreement was filed on September 25, 2000, and is incorporated herein by reference.

(h)(vi) Additional Fund Letter adding the SPDR O-Strip ETF to the Trust's Administration Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(h)(vii) Additional Fund Letter adding the SPDR O-Strip ETF to the Trust's Transfer Agency Services Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(h)(viii) Additional Fund Letter to the Trust's Administration Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(h)(ix) Additional Fund Letter to the Trust's Transfer Agency Services Agreement was filed on October 28, 2005 and is incorporated herein by reference.

(h)(x) Additional Fund Letter to the Trust's Administration Agreement was filed on January 23, 2006 and is incorporated herein by reference.

(h)(xi) Additional Fund Letter to the Trust's Transfer Agency Services Agreement was filed on January 23, 2006 and is incorporated herein by reference.

(h)(xii) Additional Fund Letter to the Trust's Administration Agreement was filed on June 12, 2004, and is incorporated herein by reference.

(h)(xiii) Additional Fund Letter to the Trust's Transfer Agency Services Agreement was filed on June 12, 2004, and is incorporated herein by reference.

(h)(xiv) Additional Fund Letter adding Nine (9) New Series to the Trust's Administration Agreement was filed on May 23, 2007, and is incorporated herein by reference.

(h)(xv) Additional Fund Letter adding Nine (9) New Series to the Trust's Transfer Agency Services Agreement was filed on May 23, 2007, and is incorporated herein by reference.

(h)(xvi) Additional Fund Letter adding Two (2) New Series to the Trust's Administration Agreement to be filed by amendment.

(h)(xvii) Additional Fund Letter adding Nine (2) New Series to the Trust's Transfer Agency Services Agreement to be filed by amendment.

(i)(i) Opinion and Consent of Clifford Chance US LLP was filed on August 30, 2004 and is incorporated herein by reference.

(i)(ii) Opinion and Consent of Mayer Brown & Platt was filed on September 25, 2000, and is incorporated herein by reference.

(i)(iii) Opinion and Consent of Morgan Lewis & Bockius LLP with respect to Nine (9) New Series was filed on May 23, 2007, and is incorporated herein by reference.

(i)(iv) Opinion and Consent of Morgan Lewis & Bockius LLP with respect to Two (2) New Series to be filed by amendment.

(j)         Not applicable.

(k)         Not applicable.

(l) Subscription Agreement(s) between the Trust and State Street Capital Markets, LLC was filed on September 25, 2000, and is incorporated herein by reference.

(m) Distribution and Service Plan was filed on August 30, 2004, and is incorporated herein by reference.

(n)         Not applicable.

(p)(i) Code of Ethics of the Trust was filed on April 14, 2005 and is incorporated herein by reference.

(p)(ii) Code of Ethics of the Adviser was filed on June 2, 2004 and is incorporated herein by reference.

(p)(iii) Sub-Adviser has adopted the Code of Ethics used by the Adviser was filed on June 2, 2004, and is incorporated herein by reference.

(p)(iv) Distributor has adopted the Code of Ethics used by the Adviser was filed on June 2, 2004, and is incorporated herein by reference.

(p)(v) Amendment to Code of Ethics of the Adviser was filed on June 21, 2007, and is incorporated herein by reference.

(q) Powers of Attorney were filed on February 23, 2007, and are incorporated herein by reference.

(r) Assistant Secretary's Certificate was filed on February 23, 2007, and is incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Immediately prior to the contemplated public offering of the Trust Shares, SSgA Funds Management, Inc. will be the sole shareholder of each Fund of the Trust.

ITEM 25. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Amended and Restated Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant's Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Management" in the STATEMENT OF ADDITIONAL INFORMATION as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, is the Trust's principal underwriter.

(b) The following is a list of the executive officers, directors and partners of State Street Global Markets, LLC:

R. Charles Hindmarsh   Chief Executive Officer and President
Nicolas J. Bonn        Chief Financial Officer and Executive Vice President
Simon Wilson Taylor    Senior Vice President
Harry Johansson        Senior Vice President
Vincent Manzi          Senior Vice President and Chief Compliance Officer
R. Bryan Woodard       Senior Vice President, Chief Legal Counsel and Secretary
David McInnis          Vice President and Compliance Officer
William Helfrich       Vice President and Treasurer
James D. Doherty       Vice President and Assistant Secretary
Joseph Vignone         Vice President
Tony Rochte            Vice President

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 10th day of August, 2007.

                                        streetTRACKS(R) SERIES TRUST


                                        By: /s/ James E. Ross*
                                            ------------------------------------
                                            James E. Ross
                                            President

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

     SIGNATURES                              TITLE                               DATE
     ----------                              -----                               ----


/s/ Gary L. French*   Treasurer and Principal Financial Officer            August 10, 2007
-------------------
Gary L. French


/s/ David M. Kelly*   Trustee                                              August 10, 2007
-------------------
David M. Kelly


/s/ Frank Nesvet*     Trustee                                              August 10, 2007
-------------------
Frank Nesvet


/s/ Helen Peters*     Trustee                                              August 10, 2007
-------------------
Helen F. Peters


/s/ James E. Ross*    Trustee, President and Principal Executive Officer   August 10, 2007
-------------------
James Ross


*By: /s/ Ryan M. Louvar
     --------------------------------
     Ryan M. Louvar
     As Attorney-in-Fact
     Pursuant to Power of Attorney

                                  EXHIBIT LIST

Item 23

     (a)(ii)   Amendment to the First Amended and Restated Declaration of Trust